Filed Pursuant to Rule 497(a)

Registration No. 333-250965

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Bain Capital Specialty Finance, Inc. (NYSE: BCSF) (rated Baa3, Stable Outlook by Moody’s) has asked Goldman Sachs & Co. LLC to arrange a series of Fixed Income Investor Calls. Goldman Sachs & Co. LLC will be coordinating logistics. The calls will be held on Thursday, February 25 and Friday, February 26, 2021. A NetRoadshow presentation will also be made available at www.netroadshow.com. A transaction may follow, subject to market conditions.

The Company will be represented by:

Michael Ewald – CEO

Michael Boyle – President

Sally Dornaus – CFO

Call Schedule: Thursday February 25, 2021

—	2:00pm – 2:45pm EST

—	3:00pm – 3:45pm EST

—	4:00pm – 4:45pm EST

Call Schedule: Friday February 26, 2021

—	9:00am – 9:45am EST

—	11:00am – 11:45am EST

—	12:00pm – 12:45pm EST

—	1:00pm – 1:45pm EST

This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities of Bain Capital Specialty Finance, Inc. (“BCSF”), nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction.

If BCSF were to conduct an offering of securities in the future, it would be made under BCSF’s registration statement filed with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus relating to that offering. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of BCSF before investing. When available, a copy of the prospectus supplement and accompanying prospectus, as well as any final term sheet relating to such transaction, will contain this and other information about BCSF and can be obtained from the SEC’s website at http://www.sec.gov. Alternatively, BCSF, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526. You are advised to obtain a copy of the prospectus supplement and accompanying prospectus and to carefully review the information contained or incorporated by reference therein before making any investment decision.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.